                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                                          STAGECOACH TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                     IMPORTANT NOTICE: PLEASE COMPLETE THE
                     ENCLOSED PROXY BALLOT AND RETURN IT AS
                  SOON AS POSSIBLE. FOR YOUR CONVENIENCE, YOU
                MAY VOTE BY CALLING THE TOLL-FREE NUMBER PRINTED
                ON YOUR PROXY BALLOT 24 HOURS A DAY. IF YOU HAVE
                 ANY QUESTIONS YOU MAY CALL D.F. KING & COMPANY
        TOLL-FREE AT 1-800-326-3066 FROM 6:00 A.M. TO 7:00 P.M. PACIFIC
             TIME. YOU ALSO MAY VOTE BY FAXING YOUR PROXY BALLOT TO
           D.F. KING & CO., INC. AT 1-212-269-2796 OR BY INTERNET AT
              WWW.PROXYVOTE.COM. A CONFIRMATION OF YOUR TELEPHONE
                      OR FAXED VOTE WILL BE MAILED TO YOU.

                                STAGECOACH TRUST
                               111 CENTER STREET
                             LITTLE ROCK, AR 72201

                                  May 25, 1999

Dear Valued Shareholder:

    We are seeking your approval of a proposed reorganization of your Stagecoach Fund into a new Fund of Wells Fargo Funds Trust. The proposed reorganization is part of a larger plan to consolidate the Stagecoach fund family with the Norwest Advantage fund family, following last November's merger of Wells Fargo & Company and Norwest Corporation. Currently, the Stagecoach fund family and the Norwest Advantage Fund family are organized in six different legal entities. By consolidating these Fund families into new entities, we expect to reduce management and administrative inefficiencies arising from the operation of six separate legal entities. We also will achieve increased market presence for the new consolidated Fund family, which we believe will be advantageous for all Fund shareholders.

    WELLS FARGO BANK HAS AGREED TO PAY ALL EXPENSES OF THE REORGANIZATION SO THAT SHAREHOLDERS WILL NOT BEAR THESE COSTS.

    THE BOARDS OF TRUSTEES OF THE STAGECOACH AND NORWEST ADVANTAGE FUNDS HAVE UNANIMOUSLY APPROVED THE REORGANIZATION AND BELIEVE THAT IT IS IN THE BEST INTERESTS OF SHAREHOLDERS, AND THAT THE INTERESTS OF SHAREHOLDERS WILL NOT BE DILUTED AS A RESULT OF THE REORGANIZATION. THEY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL AND APPROVE THE REORGANIZATION BY VOTING YOUR PROXY.

    Under the Reorganization, each of the Stagecoach Funds listed below will transfer all of its assets and liabilities to a Wells Fargo Trust Fund with the same investment objectives and principal investment strategies. We will refer to these Fund groups as the SC Funds and the WF Funds and all of them together as the Funds. After the reorganization, SC shareholders will own the exact number of shares with the same total value in the WF Fund that they owned in the SC Fund immediately before the reorganization.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION?

    - The combined Stagecoach and Norwest Fund family will provide investors with a fund family with a wider array of investment options and therefore more choices of available funds.

    - The reorganization will be tax-free for all the SC Funds listed in this proxy statement.

    - By reducing the number of legal entities to operate from six to three, the reorganization will result in operating efficiencies for the Funds.

    - Wells Fargo will pay all of the costs of the reorganization.

    You do not need to make any changes to your investments now. We are confident that you will be pleased with the choices in the new fund family.

    Please read the enclosed proxy materials and consider the information presented. We encourage you to complete and mail your proxy card promptly. No postage is necessary if you mail it in the United States. You also may send your proxy to us by fax at 1-212-269-2796, or vote on the internet (http:// www.proxyvote.com), or by telephone by calling the toll-free number printed on your proxy ballot. We encourage you to vote promptly.

                                          Very truly yours,

                                          [NAME]
                                          [TITLE]

                           LIFEPATH OPPORTUNITY FUND
                               LIFEPATH 2010 FUND
                               LIFEPATH 2020 FUND
                               LIFEPATH 2030 FUND
                               LIFEPATH 2040 FUND

                                STAGECOACH TRUST
                               111 CENTER STREET
                             LITTLE ROCK, AR 72201

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR AUGUST 5, 1999

    This is the formal agenda for the Funds' special shareholder meeting. It tells shareholders what matters will be voted on and the time and place of the meeting.

To the Shareholders of Stagecoach Trust:

    A special meeting of the shareholders will be held on Thursday, August 5, 1999, at 10:00 a.m. (Eastern Time) at the office of Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C., to consider the following:

    1. A proposal to approve an Agreement and Plan of Reorganization for the SC Funds. Under this Agreement, the SC Funds listed above will transfer all of their assets and liabilities to a newly-created corresponding WF Fund in exchange for shares of the WF Fund. These shares will be distributed proportionately to the shareholders of the SC Fund. The WF Fund also would assume the liabilities of the SC Fund.

    2. Any other business that properly comes before the meeting.

    Shareholders of record as of the close of business on May 6, 1999 are entitled to vote at the meeting and any related follow-up meetings.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD (VOTING INSTRUCTION CARD), OR VOTE ON THE INTERNET, OR BY TELEPHONE.

                                          By Order of the Board of Trustees

                                          --------------------------------------
                                          Secretary

May 25, 1999

              YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE
              NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE.

                           LIFEPATH OPPORTUNITY FUND
                               LIFEPATH 2010 FUND
                               LIFEPATH 2020 FUND
                               LIFEPATH 2030 FUND
                               LIFEPATH 2040 FUND

                                STAGECOACH TRUST
                               111 CENTER STREET
                             LITTLE ROCK, AR 72201

                            COMBINED PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

    On March 25, 1999, the Board of Trustees approved a plan to reorganize the SC Funds into newly created Funds with the same investment objectives that are part of WF Funds. The reorganization is part of a larger plan to consolidate the Stagecoach Fund family with the Norwest Advantage Fund family, following last November's merger of Wells Fargo & Company and Norwest Corporation. This proxy statement contains the information shareholders should know before voting on the proposed reorganization.

HOW WILL THE REORGANIZATION WORK?

    The Reorganization will have three steps:

    - the transfer of the net assets of the SC Funds to the corresponding WF Funds in exchange for shares of the WF Funds of equivalent value to the net assets transferred;

    - the pro rata distribution of the WF Fund's shares to the shareholders of record of the SC Fund as of the effective date of the Reorganization in full redemption of those shareholders' shares in the SC Fund; and

    - the immediate liquidation and termination of the SC Fund and SC Funds, Inc.

    As a result of the reorganization, shareholders of SC Funds will instead own the same number of shares of the corresponding WF Fund with the same total value as the shares of the SC Fund that they held immediately before the reorganization. If any SC Fund fails to approve the Reorganization, it will not participate in the Reorganization and will not be terminated. In such a case, the SC Fund will continue its operations and its Trustees will consider what further action is appropriate.

IS ADDITIONAL INFORMATION ABOUT THE FUNDS AVAILABLE?

    Yes, additional information about the SC Funds is available in:

    - Prospectuses for the SC and WF Funds;

    - Statements of Additional Information, or SAIs, for the SC Funds:

    - SC Funds' Annual Reports to shareholders, which contain audited financial statements for the most recent fiscal year.

    All of this information is in documents filed with the Securities and Exchange Commission. The financial statements contained in the annual reports are legally deemed to be part of this proxy statement. The annual reports to shareholders have been previously mailed to shareholders. Copies of these documents are available free of charge by writing or calling the address or toll-free number listed below.

    The WF Funds currently are not operating mutual funds nor do they have an effective prospectus that contains a description of all of the new WF Funds. They do, however, have a preliminary prospectus and Statement of Additional Information. All of these documents are subject to completion and revision before becoming effective with the SEC.

    All of these documents are available through the SEC's web site at www.sec.gov (Information about the WF Funds may be found under Wells Fargo Funds Trust, and information about SC Funds may be found under Stagecoach Trust).

    Shareholders also may obtain copies of all of these documents without charge by writing to or calling:

                            Wells Fargo Funds Trust
                                 P.O. Box 7066
                          San Francisco, CA 94120-7066
                                 1-800-552-9612

    There is an Agreement and Plan of Reorganization between SC Funds and WF Funds that lays out the technical details of how the Reorganization will be accomplished. Copies of this Agreement and Plan are available without cost by writing to or calling the address or telephone number listed above.

    It is expected that this Proxy Statement will be mailed to shareholders in early June 1999.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
Introduction...............................................................................................           7

  Description of the Proposal..............................................................................           7

  Reasons for the Reorganization...........................................................................           7

Effects of the Reorganization..............................................................................           8

  Comparison of Business Structures........................................................................           8

  Comparison of Investment Advisors and Advisory Fees......................................................           9

  Modernized and Streamlined Investment Strategies and Restrictions........................................          10

  Comparison of Expenses...................................................................................          10

Other Information about the Proposed Transaction...........................................................          10

  Federal Income Tax Consequences..........................................................................          10

  More Information on Proxy Voting.........................................................................          10

  Large Shareholders.......................................................................................          11

EXHIBIT A: Information about the Trustees..................................................................          16

EXHIBIT B: Fee Tables for Each Fund........................................................................          17

INTRODUCTION

    The Board of Trustees called this shareholder meeting to allow shareholders to consider and vote on one proposal--the proposed reorganization of the SC Funds into WF Funds. We shall refer to this as the Reorganization. Although there is one proposal before shareholders of each Fund, the Reorganization will result in some common changes to all of the Funds, and will result in some changes that are limited to a particular Fund. Please be sure to read the entire proxy statement and the attached exhibits to determine how the Reorganization will affect your particular Fund before casting your vote.

    DESCRIPTION OF THE PROPOSAL

    On March 25, 1999, the Board of Trustees of the SC Funds unanimously voted to approve the reorganization subject to approval of the Funds' shareholders. At the shareholder meeting, the shareholders of the SC Funds will be asked to approve the proposed Reorganization of the SC Funds into a corresponding WF Fund. The Reorganization will include the transfer of all assets and liabilities of the SC Fund to a corresponding WF Fund. All remaining SC shareholders will receive shares of a comparable class of the corresponding WF Fund equal in value to the shares of the SC Fund that they held immediately before the Reorganization. If approved by shareholders, the Reorganization is expected to occur in September 1999. The SC Fund will then be terminated and liquidated.

    The investment objectives and principal investment strategies of each Fund will remain the same. The name of the corresponding WF Fund will remain the same. The investment policies of the WF Funds differ in some respects from the SC Fund. These changes are described in general terms below.

    THE REASONS FOR THE REORGANIZATION

    The Reorganization is part of a larger plan to consolidate the Stagecoach Fund family and the Norwest Advantage Fund family after the merger of Wells Fargo & Co. and Norwest Corporation in November 1998. To accomplish this goal, some of the SC and Norwest Advantage Funds are merging together into new WF Funds. YOUR Fund is NOT being merged with an existing Norwest Advantage Fund. Rather, your Fund will be reorganized into a WF Fund with the same investment objectives and principal investment strategies as your existing SC Fund.

    One of the primary purposes of the Reorganization is to consolidate the Stagecoach fund family and the Norwest Advantage fund family into the new WF Fund family, which will offer 61 funds. The benefits of consolidating all of the Funds include:

    - eliminating the marketing and management overlap arising from operating two separate Fund families;

    - facilitating more effective marketing and distribution of all Fund shares by creating one single, recognizable fund family--the WF Fund family;

    - providing shareholders with access to an expanded menu of investment choices, which should benefit all Fund shareholders; and

    - reorganizing all of the Stagecoach and Norwest Advantage Funds into three new legal entities subject to the same state law (instead of six entities subject to the laws of three different states as currently structured) and modernizing the governing documents can increase operational efficiencies and manage expenses by eliminating duplicative costs, such as fund compliance and recordkeeping.

    The completion of the Reorganization is conditioned upon SC Funds receiving an opinion that the Reorganization will be tax-free.

    The Reorganization will not result in dilution for any shareholder because SC shareholders will own the same amount of shares with the same value of the WF Fund immediately after the Reorganization that they owned in the SC Fund immediately before the Reorganization.

    Wells Fargo also has agreed to pay all of the expenses associated with the Reorganization, including the cost of soliciting proxies to obtain shareholder approval.

    After considering the expense ratios for the existing SC Fund and the corresponding WF Fund, and all of the benefits of the proposed Reorganization, the SC Board unanimously approved the proposed Reorganization and recommend that you vote to approve the Reorganization by voting FOR the proposal.

THE EFFECTS OF THE REORGANIZATION

    The proposed Reorganization will result in some changes common to all of the SC Funds, and establish a different fee structure for each SC Fund. These changes are summarized briefly below, and will be discussed in more detail in this proxy statement.

    - The Reorganization of all of the Funds into a Delaware business trust with 10 Trustees, five of whom currently serve as SC Trustees and five of whom currently serve as Norwest Trustees;

    - Modernizing and streamlining the fundamental investment policies of the Funds, and classifying the investment objective of each Fund as a non-fundamental policy.

    - The creation of a new fee structure.

    COMPARISON OF BUSINESS STRUCTURES

    Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and each fund's governing documents fill in most of the gaps and can create additional operational rules and restrictions that funds must follow. Your Fund is currently organized as a Massachusetts business trust. The proposed Reorganization would reorganize your Fund into a new Delaware business trust. The reason for this change is to have all the Funds of the new WF Fund family organized in the same manner, and subject to the same state law and governing documents. A Delaware business trust was chosen because Delaware law contains provisions that are better suited to mutual funds and provide greater flexibility and certainty than Massachusetts law. The "move" to Delaware would be largely on paper; your Fund would continue to operate as it currently does.

    Generally, under Delaware business trust law, the mutual fund in its governing instrument, called a Declaration of Trust, may establish the way it will operate with few state law requirements or prohibitions. Thus, funds have more flexibility in their operations and certainty about any operational restrictions because the restrictions must be written in the fund's declaration of trust. The following discussion compares the state law and documents currently governing your SC Fund with the state law and governing documents that will apply if it reorganizes as a Delaware business trust. This discussion is not a comprehensive review of all technical distinctions between the different legal structures. We simply want you to know how a Delaware business trust compares in certain key areas to a Massachusetts business trust--the Funds' current legal structure, and any major differences in the governing documents.

    - THE BOARD OF TRUSTEES. Similar to the SC Funds, the WF Funds will be organized as a business trust with a Board of Trustees. The duties, responsibilities and powers of Trustees do not differ significantly under Massachusetts and Delaware law. The new Board will have ten trustees, five of whom currently serve as SC Trustees and five of whom currently serve as Norwest Trustees. A combined Board of SC Trustees and Norwest Trustees should ensure a smooth consolidation of the SC and Norwest Fund families. A majority of the Trustees are disinterested, which means that they are independent of the Funds and the Funds' investment adviser and distributor. Exhibit A contains a brief biography of each Trustee.

    - GOVERNING DOCUMENTS AND CHANGES TO THEM. Both Delaware and Massachusetts business trust are governed by a Declaration of Trust. The SC Declaration of Trust permitted shareholders to vote on amendments to the Declaration. Under Delaware law, the declaration may be amended without shareholder approval if the Declaration of Trust so provides. The WF Funds' Declaration of Trust would permit the Board to amend the Declaration of Trust without shareholder approval unless the federal securities laws expressly require it.

    - ACTIONS OF THE BOARD. Delaware business trusts provide the Board with more flexibility in how it may meet and decide matters for the Funds. Under Delaware law, there is no restriction on how the Board may act and the Board may determine these matters if the Declaration of Trust is drafted to permit them to do so. The WF Declaration creates certain default requirements that the Board may override if it chooses. This will enable the Board to operate more efficiently.

    - SHAREHOLDER VOTING RIGHTS. Under Delaware law, shareholders are entitled to vote only on matters if required by the federal securities laws, or under the Declaration of Trust. The WF Funds' Declaration of Trust would require shareholder approval of any matter only if required under the federal securities laws or if the Board decides to submit the matter for shareholder approval. The WF Funds' Declaration of Trust will change shareholder voting rights. For example, shareholders of the WF Funds will not have the right to vote to remove the trustees, call a special meeting of shareholders, or vote on reorganizations unless required under the federal securities laws. By limiting mandatory shareholder votes to those matters expressly required under the federal securities laws, the Funds can save money by not having to schedule special shareholder meetings and solicit shareholder proxies.

    - SHARE CERTIFICATES. Neither Delaware nor Massachusetts law require a Trust to issue certificates. The SC Declaration of Trust eliminates the right to obtain share certificates unless the Board expressly permits it. The WF Declaration of Trust provides is substantially similar, and WF Funds generally will not issue certificates to shareholders unless the Board determines otherwise.

    - LIMITATION OF SHAREHOLDERS' LIABILITY. Under Delaware law, shareholders of a Delaware business trust are not liable for the debts and obligations of the Trust. Under Massachusetts law, shareholders of a business trust (such as you) may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability for shareholders who do not participate in the management of the Trust is remote, Delaware law provides more certain protection.

    - LIMITATION ON SERIES LIABILITY. Delaware law also expressly provides that a series of a trust is liable only for its own obligations and not those of any other series, or the Trust itself. Although Massachusetts law would essentially be interpreted in the same way, Delaware law provides greater protection because this protection is contained in the statute itself and can be changed only by the Delaware legislature.

    COMPARISON OF INVESTMENT ADVISORS AND ADVISORY FEES

    Barclays Global Fund Advisors or BGFA, currently serves as investment advisor to each Fund, AND WILL CONTINUE TO SERVE AS THE INVESTMENT ADVISOR TO EACH OF THE WF FUNDS. BGFA is a wholly-owned subsidiary of Barclays Global Investors, N.A. and an indirect subsidiary of Barclays Bank PLC. In this capacity, BGFA is responsible for the model that is used to manage the investment portfolio and selection of securities for the portfolio. BGFA was created from the reorganization of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, and is one of the largest providers of index portfolio management services. As of January 31, 1999, BGFA provided investment advisory services for $27 billion in assets.

    Exhibit B to this Proxy Statement contains tables that compare the current proposed fees for each of the Funds, including a comparison of current and proposed advisory fees with and without waivers and reimbursements. THE ADVISORY FEE CHARGED BY BGFA WILL NOT INCREASE. You should review the applicable fee information for your particular Fund.

    MODERNIZED AND STREAMLINED INVESTMENT POLICIES AND RESTRICTIONS

    YOUR FUND'S INVESTMENT OBJECTIVE WILL NOT CHANGE AS A RESULT OF THE REORGANIZATION.

    However, the WF Funds will have more modern and streamlined investment strategies and restrictions. Investment strategies can limit a portfolio manager from investing in a security that is consistent with the investment objective of a Fund and a good investment. One reason for changing some of these investment strategies was to adopt uniform investment strategies for similarly managed funds in the WF Fund family, and to remove restrictions that unnecessarily hamper a portfolio manager's investment discretion.

    The WF Funds will have fewer "fundamental" investment policies, which can be changed only with shareholder approval and restrict the Funds' ability to respond to new developments and changing trends. The WF Funds' investment objectives will not be classified as fundamental, which means that the Board can change them without shareholder approval. By eliminating the need for shareholder approval, the Funds can better respond to changing conditions and can save the Funds money by eliminating the need to solicit proxies to obtain shareholder approval. There is no current plan to change any investment objectives.

    COMPARISON OF FEES AND EXPENSES

    After the Reorganization, the projected operating expense ratios for the SC Funds will change. Some of the Funds are projected to have higher operating expense ratios before waivers and reimbursements. These higher expense ratios are due primarily to new or increased shareholder servicing fees that are intended to improve the scope or quality of services provided to WF Fund shareholders. Wells Fargo Bank has agreed to fee waivers for one year so that the operating expense ratios will be at or close to the current expense ratios. Wells Fargo also has agreed to discuss any reduction in the waiver or reimbursement with the WF Funds' Trustees. Exhibit B contains comparative fee tables for each SC Fund that contains more information about expenses both before and after waivers and reimbursements. You should consult the table for your Fund to see if there are proposed changes to the expense levels for your Fund and the amount of any change.

OTHER INFORMATION ABOUT THE PROPOSED REORGANIZATION

    FEDERAL INCOME TAX CONSEQUENCES

    The completion of this Reorganization is subject to the condition that the SC Funds receive an opinion from KPMG LLP that the Reorganization, will not result in the recognition of gain or loss for federal income tax purposes by the Funds under Sections 361 and 1032 of the Internal Revenue Code of 1986, or by the Funds' shareholders under Section 354 of the Code.

    MORE INFORMATION ON PROXY VOTING

    Shareholders of all the SC Funds who own shares on May 6, 1999 are eligible to vote on the proposed Reorganization. Shareholders are entitled to cast one vote for each Fund share owned on the record date.

    You may vote in one of five ways. You may complete and sign the enclosed proxy card and either mail it to us in the enclosed prepaid return envelope (if mailed in the United States) or fax it to us at 1-212-269-2796. You may vote on the internet by going to http://www.proxyvote.com and following the instructions. You also can vote by calling the toll-free number printed on your proxy ballot. Last, you may vote in person by attending the special meeting.

    Any shareholder may revoke a proxy once the proxy is given. A shareholder desiring to revoke a proxy must either submit to the appropriate SC Fund a later dated proxy, deliver to the SC Fund a written notice of revocation, or otherwise give written notice of revocation in person at the meeting. All properly executed proxies received in time for the meeting will be voted as specified in the proxy, or, if no specification is made FOR the proposal.

    A quorum of at least 30% of the outstanding shares of each Fund must be present or represented by proxy at the meeting in order to proceed with the shareholder vote. If a quorum is present, in order to proceed with the Reorganization, a majority of the outstanding shares of each affected Fund and a majority of the outstanding shares of the Trust present at the meeting must vote to approve the Reorganization.

    The election inspectors will count your vote at the meeting, if cast in person or by proxy. The election inspectors will count:

    - votes cast "for" the proposal to determine whether sufficient affirmative votes have been cast;

    - abstentions and broker non-votes of shares to determine whether a quorum is present at the meeting, but will not count abstentions or broker non-votes to determine whether the proposal has been approved.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

    The Trustees know of no matters other than the proposal regarding the Reorganization that will be brought before the meeting. If, however, any other matters properly come before the meeting, it is the Trustee's intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.

    In addition to the solicitation of proxies by mail or expedited delivery service, the Board of Trustees of SC Funds and employees and agents of D.F. King & Company may solicit proxies in person or by telephone. Wells Fargo Bank will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The SC Funds have engaged the proxy solicitation firm of D.F. King & Company which, for its solicitation services, will receive a fee from Wells Fargo Bank estimated at $20,000 and reimbursement of out-of-pocket expenses estimated at $155,000.

    LARGE SHAREHOLDERS

    The federal securities laws require that we include information about shareholders that own 5% or more of the outstanding shares of any of the Funds.

                                                  AS OF APRIL 30, 1999
-------------------------------------------------------------------------------------------------------------------------
                                                              CLASS AND                                    PERCENTAGE OF
                                                               TYPE OF       PERCENTAGE     PERCENTAGE      FUND POST-
FUND                                ADDRESS                   OWNERSHIP       OF CLASS        OF FUND         CLOSING
-------------------  -------------------------------------  --------------  -------------  -------------  ---------------
LifePath             WELLS FARGO BANK FBO RETIREMENT PLANS     Class A           19.19%         16.25%          16.25%
Opportunity Fund     OMNIBUS                                Record Holder
                     P.O. BOX 63015
                     SAN FRANCISCO CA 94163

LifePath             DEAN WITTER REYNOLDS CUST FOR LINDA L     Class B            5.86%          0.31%           0.31%
Opportunity Fund     GUITTARD                               Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF HILDA      Class B            6.58%          0.35%           0.35%
                     CALVIN TRUSTEE OF THE P.O. BOX 250     Record Holder
                     CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                                                  AS OF APRIL 30, 1999
-------------------------------------------------------------------------------------------------------------------------
                                                              CLASS AND                                    PERCENTAGE OF
                                                               TYPE OF       PERCENTAGE     PERCENTAGE      FUND POST-
FUND                                ADDRESS                   OWNERSHIP       OF CLASS        OF FUND         CLOSING
-------------------  -------------------------------------  --------------  -------------  -------------  ---------------
                     DEAN WITTER REYNOLDS CUST FOR RONALD      Class B            6.62%          0.35%           0.35%
                     J CLARK                                Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

LifePath             DEAN WITTER FOR THE BENEFIT OF MARIO      Class C            7.46%          0.75%           0.75%
Opportunity Fund     CRIVELLO TRUSTEE OF THE SAM AND        Record Holder
                     ISABELLA CRIVELLO
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     NFSC FEBO # CL5-579882                    Class C            8.45%          0.85%           0.85%
                     VARDA INC                              Record Holder
                     C/O EDDIE OMRI
                     118 SPRING STREET - 2ND FLOOR
                     NEW YORK NY 10012

LifePath 2010 Fund   WELLS FARGO BANK FBO RETIREMENT PLANS     Class A           26.34%         21.27%          21.27%
                     OMNIBUS                                Record Holder
                     P.O. BOX 63015
                     SAN FRANCISCO CA 94163

                     STATE STREET BANK AND TRUST AS            Class A            5.97%          4.82%           4.82%
                     TRUSTEE FOR VARIOUS PLANS              Record Holder
                     TWO HERITAGE DRIVE
                     QUINCY MA 02171

                     WELLS FARGO BANK, TTEE                    Class A            6.05%          4.88%           4.88%
                     FBO CHOICEMASTER                       Record Holder
                     ATTN: MUTUAL FUNDS
                     P.O. BOX 9800
                     CALABASAS CA 91372-0800

LifePath 2010 Fund   NORBERTO TAN CUST                         Class C            6.12%          0.06%           0.06%
                     FBO MARCO TAN UTMA/CA                  Record Holder
                     13501 MORROCO AVE
                     BAKERSFIELD CA 93312

                     DEAN WITTER FOR THE BENEFIT OF LAND       Class C           13.43%          0.13%           0.13%
                     CONCERN LTD                            Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF BAY        Class C           17.32%          0.17%           0.17%
                     AREA CIRCUITS INC                      Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF SAM        Class C            7.83%          0.08%           0.08%
                     TIDHAR &                               Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                                                  AS OF APRIL 30, 1999
-------------------------------------------------------------------------------------------------------------------------
                                                              CLASS AND                                    PERCENTAGE OF
                                                               TYPE OF       PERCENTAGE     PERCENTAGE      FUND POST-
FUND                                ADDRESS                   OWNERSHIP       OF CLASS        OF FUND         CLOSING
-------------------  -------------------------------------  --------------  -------------  -------------  ---------------
                     DEAN WITTER FOR THE BENEFIT OF ALLEN      Class C            5.98%          0.06%           0.06%
                     C JAYNES & ALLEN R JAYNES &            Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

LifePath 2020 Fund   WELLS FARGO BANK FBO RETIREMENT PLANS     Class A           27.30%         22.95%          22.95%
                     OMNIBUS                                Record Holder
                     P.O. BOX 63015
                     SAN FRANCISCO CA 94163

LifePath 2020 Fund   DEAN WITTER FOR THE BENEFIT OF ERNEST     Class C            6.32%          0.01%           0.01%
                     D CHAPMAN & EDITH M CHAPMAN CO-TTEES   Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF            Class C            6.07%          0.01%           0.01%
                     FRANCOISE S BEAUFAYS & LUCA DE ALFARO  Record Holder
                     JTTEN
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF            Class C           16.70%          0.03%           0.03%
                     ROSALIE TARPIN                         Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF WANDA      Class C            8.31%          0.02%           0.02%
                     F HAWLEY TTEE FBO                      Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER REYNOLDS CUST FOR ROMEO G     Class C            8.49%          0.02%           0.02%
                     PATRIARCA                              Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF KAREN      Class C            5.55%          0.01%           0.01%
                     L NORDINE                              Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER REYNOLDS CUST FOR BETTY L     Class C           13.39%          0.03%           0.03%
                     MARNETTE                               Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF EDNA M     Class C            9.73%          0.02%           0.02%
                     BETTENCOURT                            Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                                                  AS OF APRIL 30, 1999
-------------------------------------------------------------------------------------------------------------------------
                                                              CLASS AND                                    PERCENTAGE OF
                                                               TYPE OF       PERCENTAGE     PERCENTAGE      FUND POST-
FUND                                ADDRESS                   OWNERSHIP       OF CLASS        OF FUND         CLOSING
-------------------  -------------------------------------  --------------  -------------  -------------  ---------------
LifePath 2030 Fund   WELLS FARGO BANK FBO RETIREMENT PLANS     Class A           31.53%         26.09%          26.09%
                     OMNIBUS                                Record Holder
                     P.O. BOX 63015
                     SAN FRANCISCO CA 94163

LifePath 2030 Fund   DEAN WITTER FOR THE BENEFIT OF ERNEST     Class C           10.53%          0.02%           0.02%
                     D CHAPMAN & EDITH M CHAPMAN CO-TTEES   Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF NICOLE     Class C            9.92%          0.01%           0.01%
                     MOAYERI AND                            Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     EMJAYCO                                   Class C            9.61%          0.01%           0.01%
                     OMNIBUS ACCOUNT                        Record Holder
                     P.O. BOX 17909
                     MILWAUKEE WI 53217-0909

                     DEAN WITTER REYNOLDS CUST FOR TERRY       Class C            7.54%          0.01%           0.01%
                     LUNN                                   Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     NFSC FEBO # EBP-229806                    Class C           30.93%          0.05%           0.05%
                     ELLEN JAFFE CAWTHORNE                  Record Holder
                     38 WHIMBLE COURT
                     WAYNE NJ 07470

                     DEAN WITTER FOR THE BENEFIT OF CRAIG      Class C            8.38%          0.01%           0.01%
                     S TAYLOR                               Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF THOMAS     Class C            5.17%          0.01%           0.01%
                     F & SANDRA L BAKER TTEES FBO           Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

LifePath 2040 Fund   WELLS FARGO BANK FBO RETIREMENT PLANS     Class A           34.21%         26.64%          26.64%
                     OMNIBUS                                Record Holder
                     P.O. BOX 63015
                     SAN FRANCISCO CA 94163

LifePath 2040 Fund   PARIS HOLD                                Class C            5.50%          0.06%           0.06%
                     1961 S LA CIENEGA BLVD                 Record Holder
                     LOS ANGELES CA 90034

                     DEAN WITTER FOR THE BENEFIT OF PAOLO      Class C           19.79%          0.21%           0.21%
                     ORLANDI TTEE OF THE                    Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                                                  AS OF APRIL 30, 1999
-------------------------------------------------------------------------------------------------------------------------
                                                              CLASS AND                                    PERCENTAGE OF
                                                               TYPE OF       PERCENTAGE     PERCENTAGE      FUND POST-
FUND                                ADDRESS                   OWNERSHIP       OF CLASS        OF FUND         CLOSING
-------------------  -------------------------------------  --------------  -------------  -------------  ---------------
                     DEAN WITTER FOR THE BENEFIT OF            Class C           19.79%          0.21%           0.21%
                     CYNTHIA GENERA ORLANDI TTEE OF THE     Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF            Class C            9.59%          0.10%           0.10%
                     ANTHONY ZACK AND                       Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                                   EXHIBIT A
                         INFORMATION ABOUT THE TRUSTEES

NAME                           AGE      OCCUPATION
-------------------------      ---      ------------------------------------------------------------------------------
Jack S. Euphrat                    76   Board member of SC Funds since its inception in 1991; member of the Audit and
                                        Nominating Committees. Private Investor. Lives in Atherton, California.
Thomas S. Goho                     57   Board member of SC Funds since its inception in 1991; Chairman of the
                                        Nominating Committee and member of the Audit Committee. Associate Professor of
                                        Finance of the School of Business and Accounting at Wake Forest University
                                        since 1982. Lives in Winston-Salem, North Carolina.
Peter G. Gordon                    56   Board member of SC Funds since 1998; Chairman of the Audit Committee and member of the Nominating Committee. Chairman and Co-Founder of Crystal Geyser
                                        Water Company and President of Crystal Geyser Roxane Water Company since 1977.
                                        Lives in Mill Valley, California.
W. Rodney Hughes                   72   Board member of SC Funds since its inception in 1991. Private investor. Lives in San Rafael, California.
Richard M. Leach                   65   Board member of the Norwest Advantage Fund family since inception; member of the Audit and Nominating Committees. President of Richard M. Leach Associates
                                        (a financial consulting firm) since 1992. Prior thereto, he was Senior Adviser of Taylor Investments (a registered investment adviser).
J. Tucker Morse                    54   Board member of SC Funds since its inception in 1991. Chairman of Home Account
                                        Network, Inc.; Chairman of Renaissance Properties Ltd.; President of Morse
                                        Investment Corporation; Co-Managing Partner of Main Street Ventures. Lives in
                                        Charleston, South Carolina.
Robert C. Brown                    67   Board member of the Norwest Advantage Fund family since 1992; member of the
                                        Valuation Board Committee. Director, Federal Farm Credit Banks Funding
                                        Corporation and Farm Credit System Financial Assistance Corporation since
                                        February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest
                                        Corporation, until 1991. Lives in Sarasota, Florida.
Donald H. Burkhardt                72   Board member of the Norwest Advantage Fund family since 1992; Chairman of the
                                        Audit Board Committee and member of the Nominating Board Committee. Principal of the Burkhardt Law Firm. Lives in Denver, Colorado.
Timothy J. Penny                   46   Board member of the Norwest Advantage Fund family since 1995; member of the
                                        Nominating and Audit Board Committees. Senior Counsel to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey
                                        Institute, Minneapolis, Minnesota (a public policy organization) since January
                                        1995. Prior thereto, he was Representative to the United States Congress from
                                        Minnesota's First Congressional District. Lives in Waseca, Minnesota.
Donald C. Willeke                  58   Board member of the Norwest Advantage Fund family since 1995; member of the
                                        Nominating and Audit Board Committees. Principal of the law firm of Willeke &
                                        Daniels. Lives in Minneapolis, Minnesota.

                                   EXHIBIT B
                          FEE AND EXPENSE COMPARISONS

                                                                                          STAGECOACH         WF
                                                                                           LIFEPATH       LIFEPATH
                                                                                          OPPORTUNITY    OPPORTUNITY
                                                                                         -------------  -------------
CLASS A
Shareholder Fees
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)................................................        5.75%          5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption).................................................         None           None
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee.........................................................................        0.55%          0.55%
Distribution (Rule 12b-1 fee)..........................................................        0.25%          0.25%
Other expenses.........................................................................        0.65%          0.66%
Total Annual Fund Operating Expenses (Gross)...........................................        1.45%          1.46%
*Waiver................................................................................        0.15%          0.16%
Net Annual Fund Operating Expenses.....................................................        1.30%          1.30%

CLASS B
Shareholder Fees
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)................................................         None           None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption).................................................        5.00%          5.00%
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee.........................................................................        0.55%          0.55%
Distribution (Rule 12b-1 fee)..........................................................        0.75%          0.75%
Other expenses.........................................................................        0.65%          0.65%
Total Annual Fund Operating Expenses (Gross)...........................................        1.95%          1.95%
*Waiver................................................................................        0.15%          0.15%
Net Annual Fund Operating Expenses.....................................................        1.80%          1.80%

CLASS C
Shareholder Fees
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)................................................         None           None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption).................................................        1.00%          1.00%
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee.........................................................................        0.55%          0.55%
Distribution (Rule 12b-1 fee)..........................................................        0.75%          0.75%
Other expenses.........................................................................        0.65%          0.62%
Total Annual Fund Operating Expenses (Gross)...........................................        1.95%          1.92%
*Waiver................................................................................        0.15%          0.12%
Net Annual Fund Operating Expenses.....................................................        1.80%          1.80%

------------------------
* Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                                                                         STAGECOACH       WF
                                                                                          LIFEPATH     LIFEPATH
                                                                                         OPPORTUNITY  OPPORTUNITY
                                                                                         -----------  -----------
CLASS A
One Year...............................................................................   $     700    $     700
Three Year.............................................................................   $     963    $     963
Five Year..............................................................................   $   1,247    $   1,247
Ten Year...............................................................................   $   2,053    $   2,053

CLASS B
One Year...............................................................................   $     683    $     683
Three Year.............................................................................   $     866    $     866
Five Year..............................................................................   $   1,175    $   1,175
Ten Year...............................................................................   $   1,924    $   1,924

CLASS C
One Year...............................................................................   $     283    $     283
Three Year.............................................................................   $     566    $     566
Five Year..............................................................................   $     975    $     975
Ten Year...............................................................................   $   2,116    $   2,116

                                                                                             STAGECOACH       WF
                                                                                              LIFEPATH     LIFEPATH
                                                                                                2010         2010
                                                                                             -----------  -----------
CLASS A
Shareholder Fees
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)....................................................       5.75%        5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the NAV on
    the date of the redemption)............................................................        None         None
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee.............................................................................       0.55%        0.55%
Distribution (Rule 12b-1 fee)..............................................................       0.25%        0.25%
Other expenses.............................................................................       0.58%        0.59%
Total Annual Fund Operating Expenses (Gross)...............................................       1.38%        1.39%
*Waiver....................................................................................       0.08%        0.09%
Net Annual Fund Operating Expenses.........................................................       1.30%        1.30%

CLASS B
Shareholder Fees
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)....................................................        None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the NAV on
    the date of the redemption)............................................................       5.00%        5.00%
Annual Fund Operating Expenses
 (expenses that are deducted from fund assets)
Management fee.............................................................................       0.55%        0.55%
Distribution (Rule 12b-1 fee)..............................................................       0.75%        0.75%
Other expenses.............................................................................       0.58%        0.63%
Total Annual Fund Operating Expenses (Gross)...............................................       1.88%        1.93%
*Waiver....................................................................................       0.08%        0.13%
Net Annual Fund Operating Expenses.........................................................       1.80%        1.80%

                                                                                             STAGECOACH       WF
                                                                                              LIFEPATH     LIFEPATH
                                                                                                2010         2010
                                                                                             -----------  -----------
CLASS C
Shareholder Fees
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)....................................................        None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the NAV on
    the date of the redemption)............................................................       1.00%        1.00%
Annual Fund Operating Expenses
 (expenses that are deducted from fund assets)
Management fee.............................................................................       0.55%        0.55%
Distribution (Rule 12b-1 fee)..............................................................       0.75%        0.75%
Other expenses.............................................................................       0.58%        0.62%
Total Annual Fund Operating Expenses (Gross)...............................................       1.88%        1.92%
*Waiver....................................................................................       0.08%        0.12%
Net Annual Fund Operating Expenses.........................................................       1.80%        1.80%

------------------------
* Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                                                                             STAGECOACH       WF
                                                                                              LIFEPATH     LIFEPATH
                                                                                                2010         2010
                                                                                             -----------  -----------
CLASS A
One Year...................................................................................   $     700    $     700
Three Year.................................................................................   $     963    $     963
Five Year..................................................................................   $   1,247    $   1,247
Ten Year...................................................................................   $   2,053    $   2,053

CLASS B
One Year...................................................................................   $     683    $     683
Three Year.................................................................................   $     866    $     866
Five Year..................................................................................   $   1,175    $   1,175
Ten Year...................................................................................   $   1,920    $   1,920

CLASS C
One Year                                                                                      $     283    $     283
Three Year.................................................................................   $     566    $     566
Five Year..................................................................................   $     975    $     975
Ten Year...................................................................................   $   2,116    $   2,116

                                                                                             STAGECOACH       WF
                                                                                              LIFEPATH     LIFEPATH
                                                                                                2020         2020
                                                                                             -----------  -----------
CLASS A
Shareholder Fees
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)....................................................       5.75%        5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the NAV on
    the date of the redemption)............................................................        None         None
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee.............................................................................       0.55%        0.55%
Distribution (Rule 12b-1 fee)..............................................................       0.25%        0.25%
Other expenses.............................................................................       0.55%        0.56%
Total Annual Fund Operating Expenses (Gross)...............................................       1.35%        1.36%
*Waiver....................................................................................       0.05%        0.06%
Net Annual Fund Operating Expenses.........................................................       1.30%        1.30%

CLASS B
Shareholder Fees
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)....................................................        None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the NAV on
    the date of the redemption)............................................................       5.00%        5.00%
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee.............................................................................       0.55%        0.55%
Distribution (Rule 12b-1 fee)..............................................................       0.75%        0.75%
Other expenses.............................................................................       0.55%        0.61%
Total Annual Fund Operating Expenses (Gross)...............................................       1.85%        1.91%
*Waiver....................................................................................       0.05%        0.11%
Net Annual Fund Operating Expenses.........................................................       1.80%        1.80%

CLASS C
Shareholder Fees
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)....................................................        None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the NAV on
    the date of the redemption)............................................................       1.00%        1.00%
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee.............................................................................       0.55%        0.55%
Distribution (Rule 12b-1 fee)..............................................................       0.75%        0.75%
Other expenses.............................................................................       0.55%        0.63%
Total Annual Fund Operating Expenses (Gross)...............................................       1.85%        1.93%
*Waiver....................................................................................       0.05%        0.13%
Net Annual Fund Operating Expenses.........................................................       1.80%        1.80%

------------------------
* Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                                                                             STAGECOACH       WF
                                                                                              LIFEPATH     LIFEPATH
                                                                                                2020         2020
                                                                                             -----------  -----------
CLASS A
One Year...................................................................................   $     700    $     700
Three Year.................................................................................   $     963    $     963
Five Year..................................................................................   $   1,247    $   1,247
Ten Year...................................................................................   $   2,053    $   2,053

CLASS B
One Year...................................................................................   $     683    $     683
Three Year.................................................................................   $     866    $     866
Five Year..................................................................................   $   1,175    $   1,175
Ten Year...................................................................................   $   1,920    $   1,920

CLASS C
One Year                                                                                      $     283    $     283
Three Year.................................................................................   $     566    $     566
Five Year..................................................................................   $     975    $     975
Ten Year...................................................................................   $   2,116    $   2,116

                                                                                             STAGECOACH       WF
                                                                                              LIFEPATH     LIFEPATH
                                                                                                2030         2030
                                                                                             -----------  -----------
CLASS A
Shareholder Fees
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)....................................................       5.75%        5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the NAV on
    the date of the redemption)............................................................        None         None
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee.............................................................................       0.55%        0.55%
Distribution (Rule 12b-1 fee)..............................................................       0.25%        0.25%
Other expenses.............................................................................       0.55%        0.56%
Total Annual Fund Operating Expenses (Gross)...............................................       1.35%        1.36%
*Waiver....................................................................................       0.05%        0.06%
Net Annual Fund Operating Expenses.........................................................       1.30%        1.30%

CLASS B
Shareholder Fees
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)....................................................        None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the NAV on
    the date of the redemption)............................................................       5.00%        5.00%
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee.............................................................................       0.55%        0.55%
Distribution (Rule 12b-1 fee)..............................................................       0.75%        0.75%
Other expenses.............................................................................       0.55%        0.64%
Total Annual Fund Operating Expenses (Gross)...............................................       1.85%        1.94%
*Waiver....................................................................................       0.05%        0.14%
Net Annual Fund Operating Expenses.........................................................       1.80%        1.80%

                                                                                             STAGECOACH       WF
                                                                                              LIFEPATH     LIFEPATH
                                                                                                2030         2030
                                                                                             -----------  -----------
CLASS C
Shareholder Fees
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)....................................................        None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the NAV on
    the date of the redemption)............................................................       1.00%        1.00%
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee.............................................................................       0.55%        0.55%
Distribution (Rule 12b-1 fee)..............................................................       0.75%        0.75%
Other expenses.............................................................................       0.55%        0.85%
Total Annual Fund Operating Expenses (Gross)...............................................       1.85%        2.15%
*Waiver....................................................................................       0.05%        0.35%
Net Annual Fund Operating Expenses.........................................................       1.80%        1.80%

------------------------
* Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                                                                             STAGECOACH       WF
                                                                                              LIFEPATH     LIFEPATH
                                                                                                2030         2030
                                                                                             -----------  -----------
CLASS A
One Year...................................................................................   $     700    $     700
Three Year.................................................................................   $     963    $     963
Five Year..................................................................................   $   1,247    $   1,247
Ten Year...................................................................................   $   2,053    $   2,053

CLASS B
One Year...................................................................................   $     683    $     683
Three Year.................................................................................   $     866    $     866
Five Year..................................................................................   $   1,175    $   1,175
Ten Year...................................................................................   $   1,920    $   1,920

CLASS C
One Year                                                                                      $     283    $     283
Three Year.................................................................................   $     566    $     566
Five Year..................................................................................   $     975    $     975
Ten Year...................................................................................   $   2,116    $   2,116

                                                                                             STAGECOACH       WF
                                                                                              LIFEPATH     LIFEPATH
                                                                                                2040         2040
                                                                                             -----------  -----------
CLASS A
Shareholder Fees
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)....................................................       5.75%        5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the NAV on
    the date of the redemption)............................................................        None         None
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee.............................................................................       0.55%        0.55%
Distribution (Rule 12b-1 fee)..............................................................       0.25%        0.25%
Other expenses.............................................................................       0.52%        0.54%
Total Annual Fund Operating Expenses (Gross)...............................................       1.32%        1.34%
*Waiver....................................................................................       0.02%        0.04%
Net Annual Fund Operating Expenses.........................................................       1.30%        1.30%

CLASS B
Shareholder Fees
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)....................................................        None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the NAV on
    the date of the redemption)............................................................       5.00%        5.00%
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee.............................................................................       0.55%        0.55%
Distribution (Rule 12b-1 fee)..............................................................       0.75%        0.75%
Other expenses.............................................................................       0.52%        0.65%
Total Annual Fund Operating Expenses (Gross)...............................................       1.82%        1.95%
*Waiver....................................................................................       0.02%        0.15%
Net Annual Fund Operating Expenses.........................................................       1.80%        1.80%

CLASS C
Shareholder Fees
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)....................................................        None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the NAV on
    the date of the redemption)............................................................       1.00%        1.00%
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee.............................................................................       0.55%        0.55%
Distribution (Rule 12b-1 fee)..............................................................       0.75%        0.75%
Other expenses.............................................................................       0.52%        0.57%
Total Annual Fund Operating Expenses (Gross)...............................................       1.82%        1.87%
*Waiver....................................................................................       0.02%        0.07%
Net Annual Fund Operating Expenses.........................................................       1.80%        1.80%

------------------------
* Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                                                                             STAGECOACH       WF
                                                                                              LIFEPATH     LIFEPATH
                                                                                                2040         2040
                                                                                             -----------  -----------
CLASS A
One Year...................................................................................   $     700    $     700
Three Year.................................................................................   $     963    $     963
Five Year..................................................................................   $   1,247    $   1,247
Ten Year...................................................................................   $   2,053    $   2,053

CLASS B
One Year...................................................................................   $     683    $     683
Three Year.................................................................................   $     866    $     866
Five Year..................................................................................   $   1,175    $   1,175
Ten Year...................................................................................   $   1,920    $   1,920

CLASS C
One Year                                                                                      $     283    $     283
Three Year.................................................................................   $     566    $     566
Five Year..................................................................................   $     975    $     975
Ten Year...................................................................................   $   2,116    $   2,116

                                    APPENDIX

STAGECOACH TRUST           NORWEST ADVANTAGE FUNDS
111 CENTER STREET          TWO PORTLAND SQUARE
LITTLE ROCK, AR 77201      PORTLAND, ME O4101

    BY MY SIGNATURE BELOW, I APPOINT R. GREG. FELTUS, RICHARD H. BLANK, JR. AND MICHAEL W. NOLTE (OFFICERS OF STAGECOACH TRUST), THOMAS G. SHEEHAN, DON L. EVANS AND DAVID I. GOLDSTEIN (OFFICERS OF NORWEST ADVANTAGE FUNDS) AS MY PROXIES AND ATTORNEYS TO VOTE ALL FUND SHARES OF THE PORTFOLIO(S) IDENTIFIED BELOW THAT I AM ENTITLED TO VOTE AT THE SPECIAL MEETING(S) OF SHAREHOLDERS OF STAGECOACH TRUST (THE "SC FUNDS") AND NORWEST ADVANTAGE FUNDS (THE "NAF FUNDS") TO BE HELD AT THE OFFICES OF MORRISON & FOERSTER LLP, 2000 PENNSYLVANIA AVENUE, N.W., WASHINGTON, D.C. ON THURSDAY, AUGUST 5, 1999 AT 10:00 A.M. (EASTERN TIME), AND AT ANY ADJOURNMENTS OF THE MEETING. THE PROXIES SHALL HAVE ALL THE POWERS THAT I WOULD POSSESS IF PRESENT. I HEREBY REVOKE ANY PRIOR PROXY, AND RATIFY AND CONFIRM ALL THAT THE PROXIES, OR ANY OF THEM, MAY LAWFULLY DO. I ACKNOWLEDGE RECEIPT OF THE NOTICE OF SPECIAL SHAREHOLDERS MEETING AND THE COMBINED PROXY STATEMENT DATED MAY 25, 1999.

    THIS PROXIES SHALL VOTE MY SHARES ACCORDING TO MY INSTRUCTIONS GIVEN BELOW WITH RESPECT TO THE PROPOSAL. IF I DO NOT PROVIDE AN INSTRUCTION, I UNDERSTAND THAT THE PROXIES WILL VOTE MY SHARES IN FAVOR OF THE PROPOSAL. THE PROXIES WILL VOTE ON ANY OTHER MATTER THAT MAY ARISE IN THE MEETING ACCORDING TO THEIR BEST JUDGMENT.

    THIS PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS AND TRUSTEES OF THE SC AND NAF FUNDS, WHICH UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

    PLEASE VOTE THE SHARES I HAVE INDICATED BELOW IN THE FOLLOWING MANNER:

    1. To reorganize the Fund into a Fund of Wells Fargo Funds Trust, a new Delaware business trust.

        / / FOR                      / / AGAINST                     / / ABSTAIN

Name of Fund ------------------------------    --------------------------------------------
                                               Signature of Shareholder

No. of Shares -------------------------------  --------------------------------------------
                                               Signature of Shareholder

NOTE: PLEASE MAKE SURE THAT YOU COMPLETE, SIGN AND DATE YOUR PROXY CARD. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON YOUR ACCOUNT. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER.

FOR YOUR CONVENIENCE, YOU MAY VOTE BY ENCLOSING THE PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR BY FAXING IT TO D.F. KING AT 1-212-269-2796. YOU ALSO MAY VOTE BY CALLING THE TOLL FREE NUMBER PRINTED ON YOUR PROXY BALLOT 24 HOURS A DAY, OR ON THE INTERNET AT WWW.PROXYVOTE.COM. A CONFIRMATION OF YOUR TELEPHONE OR FAXED VOTE WILL BE MAILED TO YOU.